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                                                                 Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 1999, except as to Note 15, which is as of February 9, 1999, appearing under Item 14 of the Quest Diagnostics Incorporated Annual Report on Form 10-K for the year ended December 31, 1998.






PricewaterhouseCoopers LLP
New York, New York
August 16, 1999